C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S Holiday AL Holdings LP Years Ended December 31, 2016, 2015 and 2014 With Report of Independent Auditors

Holiday AL Holdings LP Consolidated Financial Statements Years Ended December 31, 2016, 2015 and 2014 Contents Report of Independent Auditors.......................................................................................................1 Consolidated Financial Statements Consolidated Balance Sheets ...........................................................................................................2 Consolidated Statements of Operations ...........................................................................................3 Consolidated Statements of Changes in Equity ...............................................................................4 Consolidated Statements of Cash Flows ..........................................................................................5 Notes to Consolidated Financial Statements ....................................................................................7

A member firm of Ernst & Young Global Limited 1 Ernst & Young LLP Suite 4000 111 Monument Circle Indianapolis, IN 46204 Tel: +1 317 681 7000 Fax: +1 317 681 7216 ey.com Report of Independent Auditors The Partners Holiday AL Holdings LP We have audited the accompanying consolidated financial statements of Holiday AL Holdings LP (the Partnership), which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in equity and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the consolidated financial statements. Management’s Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error. Auditor’s Responsibility Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Partnership at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with U.S. generally accepted accounting principles. February 17, 2017

2016 2015 Assets Investment in real estate Land and land improvements $ 40,378 $ 40,350 Building and building improvements 267,966 267,610 Equipment 47,811 37,643 Leasehold improvements 29,718 14,640 Construction in progress 3,205 1,013 389,078 361,256 Less accumulated depreciation (101,555) (84,379) 287,523 276,877 Cash and cash equivalents 21,010 9,357 Cash and escrow deposits – restricted 17,221 1,096 Landlord required deposits 123,106 115,811 Accounts receivable, net 869 441 Prepaid expenses and other assets, net 15,167 39,609 Resident lease and other intangible assets, net 1,810 1,870 Total assets $ 466,706 $ 445,061 Liabilities and equity Accounts payable and accrued expenses $ 27,159 $ 51,852 Prepaid rent and deferred revenue, net 22,656 20,874 Tenant security deposits 2,588 2,970 Straight-line rent payable 149,486 106,736 Due to affiliate 102 10,731 Total liabilities 201,991 193,163 Equity: Partnership 264,715 270,773 Non-controlling interest – (18,875) Total equity 264,715 251,898 Total liabilities and equity $ 466,706 $ 445,061 See accompanying notes to consolidated financial statements. Holiday AL Holdings LP Consolidated Balance Sheets (In thousands) December 31 2

2016 2015 2014 Revenue Resident fees $ 485,719 $ 472,856 $ 412,055 Expenses Facility operating expenses 249,090 242,921 205,223 General and administrative expenses 24,240 23,330 31,213 Lease expense 234,521 234,521 205,623 Depreciation and amortization 17,194 13,578 10,174 Total expenses 525,045 514,350 452,233 Loss from continuing operations (39,326) (41,494) (40,178) Loss from discontinued operations – (24,086) (289) Net loss (39,326) (65,580) (40,467) Net loss attributable to non-controlling interest of discontinued operations – (18,875) – Net loss attributable to the Partnership $ (39,326) $ (46,705) $ (40,467) See accompanying notes to consolidated financial statements. Years Ended December 31 Holiday AL Holdings LP Consolidated Statements of Operations (In thousands) 3

General Limited Non-controlling Partners Partners Interest Total Balance at December 31, 2013 3,594$ 355,800$ –$ 359,394$ Net Loss (405) (40,062) – (40,467) Contributions 58 5,704 – 5,762 Distributions (149) (14,695) – (14,844) Balance at December 31, 2014 3,098 306,747 – 309,845 Net Loss (467) (46,238) (18,875) (65,580) Contributions 184 18,260 – 18,444 Distributions (108) (10,703) – (10,811) Balance at December 31, 2015 2,707 268,066 (18,875) 251,898 Net Loss (393) (38,933) – (39,326) Contributions 431 42,629 – 43,060 Distributions (1) (56) – (57) Assignment of Partnership's interest in the Management Company (see Note 6) (97) (9,638) 18,875 9,140 Balance at December 31, 2016 2,647$ 262,068$ –$ 264,715$ See accompanying notes to consolidated financial statements. Holiday AL Holidngs LP Consolidated Statements of Changes in Equity (In thousands) 4

2016 2015 2014 Operating activities Net loss (39,326)$ (65,580)$ (40,467)$ Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 17,194 13,681 10,174 Amortization of resident incentives 862 948 1,335 Straight-line rent expense 42,750 50,863 51,043 Amortization of community fees (11,436) (7,404) (3,139) Changes in operating assets and liabilities: Cash and escrow deposits – restricted 235 78 46 Landlord required deposits (3,110) 3,243 (13,937) Accounts receivable (428) 259 89 Prepaid expenses and other assets 9,783 (19,983) (1,435) Accounts payable and accrued expenses (2,645) 20,991 7,344 Prepaid rent and deferred revenue 13,218 12,473 12,954 Tenant security deposits (382) (653) (334) Net cash provided by operating activities 26,715 8,916 23,673 Investing activities Additions to investment in real estate (28,180) (20,098) (16,808) Change in escrow deposits (4,185) – – Collateralization of letter of credit - restricted cash (16,360) – – Net cash used in investing activities (48,725) (20,098) (16,808) Financing activities Distributions (57) (261) (14,844) Contributions 43,060 – 5,762 Due (from) to affiliate – (3,502) 21,898 Assignment of Partnership interest (see Note 6) (9,340) – – Net cash provided by (used in) financing activities 33,663 (3,763) 12,816 Net increase (decrease) in cash and cash equivalents 11,653 (14,945) 19,681 Cash and cash equivalents at beginning of year 9,357 24,302 4,621 Cash and cash equivalents at end of year 21,010$ 9,357$ 24,302$ Holiday AL Holdings LP Consolidated Statements of Cash Flows (In thousands) Years Ended December 31 5

2016 2015 2014 Supplemental disclosure of non-cash information Non-cash activity related to assignment of Partnership interest (see Note 6): Decrease assets 14,291$ –$ –$ Decrease accounts payable and accrued expenses (22,040) – – Decrease due to affiliate (10,731) – – Non-controlling interest 18,875 – – Partnership equity (395) – – Other non-cash financing activities: Non-cash distribution –$ (10,550)$ –$ Non-cash contribution – 18,444 – Change in due from affiliate – (7,894) – Other non-cash operating activities: Assumption of assets and related liabilities: Accounts payable and accrued expenses –$ –$ (2,320)$ Cash and escrow deposits - restricted – – 83 Prepaid expenses and other assets – – 401 See accompanying notes to consolidated financial statements. Holiday AL Holdings LP Consolidated Statements of Cash Flows (continued) (In thousands) Years Ended December 31 6

7 Holiday AL Holdings LP Notes to Consolidated Financial Statements (In Thousands) December 31, 2016 1. Formation and Description of Operations Holiday AL Holdings LP (HAHLP or the Partnership), a Delaware limited partnership, is the owner and operator of assisted living and independent living facilities in the United States. As of December 31, 2016, the Partnership, directly or indirectly through its ownership entities, owned or leased 131 assisted living communities and independent living communities consisting of 16,375 apartment and townhouse units (unaudited), located in 41 states (unaudited). Properties Communities Units   Owned communities 8 1,675 Leased communities 123 14,700 The “Owned Communities” are wholly-owned properties accounted for under the consolidation method of accounting and are reflected as investment in real estate. The “Leased Communities” are properties leased (not owned) and are accounted for as operating leases, pursuant to Accounting Standards Codification (ASC) 840, Leases. The Partnership is majority owned by Holiday AL Acquisition, LLC (Holiday Acquisition, a limited liability company and a wholly owned subsidiary of investment funds managed by affiliates of Fortress Investment Group LLC), Holiday AL Holdings GP LLC (Holiday AL GP – the general partner and a wholly owned subsidiary of Holiday Acquisition), and Retained Interest LLC (Retained Interest – which is wholly owned by previous investors of Holiday Retirement). In 2015, the members and affiliates of Holiday Acquisition decided to utilize the Partnership as the operating and administrative platform to provide management services through a partially owned subsidiary, Holiday AL Management Sub, LLC (the Management Company) (see Note 6). To effectuate this Harvest Facility Holdings LP (Harvest) transferred most of its employees to the Management Company, of which the Partnership owned a 51% ownership interest. During 2015 the Management Company entered into various agreements to provide management, leasing, and general and administrative services to the Partnership, Harvest and other third parties. Harvest is also majority owned by investment funds managed by affiliates of Fortress Investment Group LLC (see Note 10). Effective on January 1, 2016, the Partnership entered into an assignment agreement to transfer its 51% of the Common Interest in the Management Company to a subsidiary of Holiday Acquisition (the Assignment Agreement) (see Note 6).

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 8 2. Summary of Significant Accounting Policies The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The significant accounting policies are summarized below. Principles of Consolidation The consolidated financial statements represent the Partnership’s financial condition and results of operations and those of its subsidiaries. Properties and other subsidiaries which are wholly owned, controlled by the Partnership or variable-interest entities in which the Partnership is the primary beneficiary are consolidated. All intercompany transactions and balances have been eliminated in consolidation. The Partnership’s interest in one variable-interest entity (the Management Company), for which it was considered to be the primary beneficiary, ended effective with the Assignment Agreement on January 1, 2016 (see Note 6). Non-controlling Interests A non-controlling interest in a subsidiary is generally an outside ownership interest in the consolidated entity that is reported as equity in the consolidated financial statements and separate from the parent company’s equity. In addition, consolidated net (loss) income is required to be reported at amounts that include the amounts attributable to both the parent and the non-controlling interest and the amount of consolidated net (loss) income attributable to the parent and the non-controlling interest are required to be disclosed on the face of the consolidated statements of operations. Reclassifications Certain reclassifications, including discontinued operations, considered necessary for a fair presentation have been made to the prior period financial statements in order to conform to the current year presentation. These reclassifications have not changed net income or equity previously reported.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 9 2. Summary of Significant Accounting Policies (continued) Use of Estimates The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosed in the consolidated financial statements and accompanying notes. Estimates are used for, but not limited to, the allocation of purchase price to tangible and intangible assets and liabilities, the evaluation of asset impairments, insurance reserves, depreciation and amortization, allowance for doubtful accounts, and other contingencies. Actual results could differ from those estimates and assumptions. Investment in Real Estate and Related Intangibles In business combinations, the Partnership recognizes all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value. In addition, the Partnership is required to expense acquisition-related costs as incurred, value non-controlling interests at fair value at the acquisition date and expense restructuring costs associated with an acquired business. The Partnership allocates the purchase price of properties to net tangible and identified intangible assets acquired based on their fair values. In making estimates of fair values for purposes of allocating purchase price, the Partnership utilizes a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property, its own internal analysis of recently acquired and existing comparable properties in the portfolio and other market data. The Partnership also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair value of the tangible and intangible assets acquired.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 10 2. Summary of Significant Accounting Policies (continued) Identified net tangible and finite lived intangible assets are amortized over their estimated useful lives or contractual lives, which are as follows: Asset Categories Estimated Useful Life (In Years)   Building and building improvements 15–40 Land improvements 15 Leasehold improvements 3–15 Equipment 3–10 Resident lease intangibles 3–40 Expenditures for ordinary maintenance and repairs are expensed to operations as incurred. Renovations and upgrades that improve and/or extend the life of the assets are capitalized and depreciated over their estimated useful lives. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets held for use is assessed by a comparison of the carrying amount of the asset to the estimated future undiscounted net cash flows expected to be generated by the asset. If estimated future undiscounted net cash flows are less than the carrying amount of the asset, then the fair value of the asset is estimated. The impairment expense is determined by comparing the estimated fair value of the asset to its carrying value, with any excess of carrying value over fair value recognized as an impairment expense in the current period. During the years ended December 31, 2016, 2015 and 2014, the Partnership evaluated all long-lived depreciable assets for indicators of impairment. During 2016, 2015 and 2014 no impairment charges were recorded on the Partnership’s long-lived assets. Property sales or dispositions are recorded when title transfers to unrelated third parties, contingencies have been removed and sufficient cash consideration has been received by the Partnership. Upon disposition, the related costs and accumulated depreciation are removed from the respective accounts and any gain or loss on sale is recognized.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 11 2. Summary of Significant Accounting Policies (continued) Leases Leases for which we are the lessee are accounted for as operating, capital, or financing leases based on the underlying terms. The classification criteria are based on estimates regarding the fair value of the leased communities, minimum lease payments, effective cost of funds, the economic life of the community, and certain other terms in the respective lease agreements. The Partnership accounts for leases with rent holiday provisions or that contain fixed payment escalators on a straight-line basis as if the lease payments were fixed evenly over the life of each lease. Straight- line rent payable in the consolidated balance sheets represents the difference between straight-line rent expense and the rent that is contractually due during the period. The Partnership capitalizes out-of-pocket costs incurred to enter into lease contracts as lease acquisition costs and amortizes them over the lives of the respective leases as additional community lease expense. Cash and Cash Equivalents Cash and cash equivalents consist of cash and highly liquid short-term investments with original maturities of three months or less from the date of purchase. Cash and Escrow Deposits – Restricted Cash and escrow deposits – restricted consist principally of collateral for letters of credit and resident security deposits.    Landlord Required Deposits Landlord required deposits consist primarily of funds required by various landlords to be placed on deposit as security for the Partnership’s performance under lease agreements and will generally be held until lease termination. A summary is as follows: December 31 2016 2015 Security deposits $ 112,404 $ 112,404 Property tax and other reserves 10,702 3,407 Total landlord required deposits $ 123,106 $ 115,811

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 12 2. Summary of Significant Accounting Policies (continued) Allowance for Doubtful Accounts Allowance for doubtful accounts are recorded by management based upon the Partnership’s historical write-off experience, analysis of accounts receivable aging, and historic resident payment trends. Management reviews material past due balances on a monthly basis. Account balances are charged off against the allowance when management determines it is probable that the receivable will not be recovered. Allowance for doubtful accounts was $345 and $394 at December 31, 2016 and 2015, respectively. Revenue Recognition Resident fee revenue is recorded as it becomes due as provided for in the residents’ lease agreements. Residents’ agreements are generally for a term of 30 days with resident fees due monthly in advance. Certain communities have residency agreements that require the resident to pay an upfront fee prior to occupying the community. During 2016 community fees were changed to non-refundable upon physical move-in. Prior to the change, community fees were non-refundable after a stated period (typically 90 days). Community fees are initially recorded as deferred revenue and recognized on a straight-line basis as part of resident fee revenue over an estimated three-year average stay of the residents in the communities. Deferred revenue totaled $19,622 and $16,834 at December 31, 2016 and 2015, respectively. Certain residency agreements provide for free rent or incentives for a stated period of time. Incentives are initially recorded in other assets and recognized on a straight-line basis as a reduction of resident fee revenue over an estimated three-year average stay of the residents in the communities. Income Taxes The Partnership is not subject to federal income tax and therefore does not record a provision for federal income tax. Each partner is allocated their respective share of income and pays the related tax. The Partnership is subject to certain state and local income tax in a few jurisdictions and has provided for those taxes.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 13 2. Summary of Significant Accounting Policies (continued) Advertising Costs The Partnership expenses advertising costs as incurred. Advertising costs were $6,974, $6,233 and $5,493 for the periods ended December 31, 2016, 2015 and 2014, respectively, and are included in facility operating expenses in the consolidated statements of operations. General and Administrative Expenses Upon execution of the Assignment Agreement, the Partnership pays a related party management fees ranging from 4-5% of community revenue in exchange for management, leasing and general administrative services provided by the Management Company. Management fees are included in general and administrative expenses for the years ended December 31, 2016 and 2015 (see Note 10). During the year ended December 31, 2014, certain employees of Harvest Management Sub, LLC (Management Sub), a wholly owned subsidiary of Harvest, provided management services to the Partnership related to the Partnership’s underlying communities. Pursuant to a services agreement the Partnership reimbursed Management Sub for a portion of the employee cost which was based on an estimate of each individuals’ time spent working on the Partnership’s communities. Such reimbursement included a 10% markup as detailed in the agreement (see Note 10). Fair Value of Financial Instruments The carrying values of cash and cash equivalents, cash and escrow deposits – restricted, landlord required deposits, accounts receivable, prepaid expenses and other assets, accounts payable and accrued expenses, and tenant security deposits approximate their fair value. The Partnership follows the provisions of Accounting Standards Codification (ASC) 820, Fair Value Measurement, when valuing its financial instruments. The statement emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market-priced assumptions in fair value measurements, the statement establishes a fair value hierarchy that distinguishes between market-participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Level 1 and Level 2 of the hierarchy) and the reporting entity’s own assumptions about market-participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 14 2. Summary of Significant Accounting Policies (continued) • Level 1 inputs utilize unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access. • Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. • Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level of input that is significant to the fair value measurement in its entirety. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. Recently Issued Accounting Standards In November 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-18, Statement of Cash Flows (230): Restricted Cash (ASU 2016-18). ASU 2016- 18 affects all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under ASC 230. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016- 18 is effective for fiscal years beginning after December 15, 2017, and early adoption is permitted. The Partnership is currently evaluating the impact the adoption of ASU 2016-18 will have on its consolidated financial statements and disclosures.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 15 2. Summary of Significant Accounting Policies (continued) In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows-Classification of Certain Cash Receipts and Cash Payments (ASU 2016-15). ASU 2016-15 clarifies how cash receipts and cash payments in certain transactions are presented in the statement of cash flows. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017, and early adoption is permitted. The Partnership is currently evaluating the impact the adoption of ASU 2016-15 will have on its consolidated financial statements and disclosures. In February 2016, the FASB issued ASU 2016-02, Leases (ASU 2016-02). ASU 2016-02 requires a lessee to recognize a right-of-use asset and a lease liability for virtually all leases. The accounting applied to lessors under this new guidance is largely unchanged from prior guidance. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and requires a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. Early adoption is permitted. The Partnership plans to adopt the standard on January 1, 2019, and upon adoption the Partnership will record a right to use asset and lease liability. The Partnership is currently evaluating the impact that the adoption of ASU 2016-02 will have on its consolidated financial statements and disclosures. In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (ASU 2014-09). ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets. Under ASU 2014-09, an entity will recognize revenue when it transfers promised goods or services to customers in an amount that reflects what it expects in exchange for the goods or services. The new standard will be effective for the Partnership beginning on January 1, 2018 and early adoption will be permitted beginning on January 1, 2017. The Partnership plans to adopt ASU 2014-09 beginning January 1, 2018 and the guidance will be applied retrospectively. A significant source of revenue for the Partnership is generated through leasing arrangements, which are specifically excluded from this new standard. The Partnership is currently evaluating the impact of this standard and believes it will affect accounting disclosures related to resident fees, assisted living performance obligations, and real estate sales.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 16 2. Summary of Significant Accounting Policies (continued) In April 2014, the FASB issued ASU 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity (ASU 2014-08), which amends U.S. GAAP to require reporting of discontinued operations only if the disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results. This pronouncement became effective for the first annual reporting period beginning after December 15, 2014 with early adoption permitted. The Partnership adopted ASU 2014-08 for the annual reporting period ending December 31, 2015, on a prospective basis, and as a result, the Partnership classified the assignment of the Management Company as discontinued operations. In August 2014, the FASB issued ASU 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (ASU 2014-15), a new standard that will explicitly require management to assess an entity's ability to continue as a going concern and to provide related footnote disclosures in certain circumstances. In connection with each annual period, management will assess whether there is substantial doubt about an entity's ability to continue as a going concern within one year after the issuance date. Disclosures will be required if conditions give rise to substantial doubt. However, to determine the specific disclosures, management will need to assess whether its plans will alleviate substantial doubt. The Partnership adopted this new standard as required effective for the annual period ending after December 31, 2016. The adoption of this standard did not have a material impact on our consolidated results of operations or financial position. 3. Resident Lease Intangibles, Net    At December 31, 2016 and 2015, resident lease intangibles, net were as follows: Resident Lease Intangibles, Net Balance at January 1, 2015 $ 1,930 Amortization (60) Balance at December 31, 2015 1,870 Amortization (60) Balance at December 31, 2016 $ 1,810

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 17 3. Resident Lease Intangibles, Net (continued)  Future amortization expense related to the resident lease intangibles over the next five years and thereafter, is as follows: Estimated Amortization of Resident Lease Intangibles, Net Years: 2017 $ 60 2018 60 2019 60 2020 60 2021 60 Thereafter 1,510 Total $ 1,810

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 18 4. Other Balance Sheet Data    Prepaid expenses and other assets, net consisted of the following as of December 31, 2016 and 2015: 2016 2015 Deferred rent incentives, net $ 1,312 $ 1,050 Prepaid real & personal property tax 1,747 1,483 Prepaid insurance 54 862 Other assets 12,041 20,841 Due from affiliate (see Note 10) 13 15,373 Total $ 15,167 $ 39,609 Accounts payable and accrued expenses consisted of the following as of December 31, 2016 and 2015: 2016 2015 Trade and accrued payables $ 12,603 $ 18,467 Salaries and benefits 4,778 15,860 Property taxes 7,786 7,210 Insurance reserves 1,561 10,065 Other 431 250 Total $ 27,159 $ 51,852 5. Leases On September 25, 2014, Harvest sold 21 independent living communities to a third party. These communities were subsequently leased to the Partnership. The Partnership will operate the communities pursuant to a 15 year lease (with two 5 year renewal options during which point rent will reset to a fair value rate). The minimum lease payment is initially $30,250 annually, and such amount is subject to certain defined increases throughout the lease term, as further detailed in the lease agreement.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 19 5. Leases (continued) On December 23, 2013, Harvest sold 25 independent living communities to a third party. These communities were subsequently leased to the Partnership. The Partnership will operate the communities pursuant to a 17 year lease. The minimum lease payment is initially $31,915 annually, and such amount is subject to certain defined increases throughout the lease term, as further detailed in the lease agreement. On December 23, 2013, Harvest sold 51 independent living communities to a third party. These communities were subsequently leased to the Partnership. The Partnership will operate the communities pursuant to a 17 year lease. The minimum lease payment is initially $65,031 annually, and such amount is subject to certain defined increases throughout the lease term, as further detailed in the lease agreement. On September 19, 2013, Harvest sold 26 independent living communities to a third party. These communities were subsequently leased to the Partnership. The Partnership will operate the communities pursuant to a 15 year lease (with two 5 year renewal options during which point rent will reset to a fair value rate). The minimum lease payment is initially $49,016 annually, and such amount is subject to certain defined increases throughout the lease term, as further detailed in the lease agreement. Lease expense under noncancelable operating leases was as follows: Year Ended December 31 2016 2015 2014 Contractual operating lease expense $ 191,771 $ 183,658 $ 154,580 Noncash straight-line lease expense 42,750 50,863 51,043 Lease expense $ 234,521 $ 234,521 $ 205,623

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 20 5. Leases (continued) Minimum future cash lease payments under noncancelable operating leases which include 123 communities at December 31, 2016, are as follows: 2017 $ 199,956 2018 206,532 2019 213,326 2020 220,347 2021 227,601 Thereafter 2,175,545 Total $ 3,243,307 As of December 31, 2016, the Partnership was in compliance with all lease covenant requirements. 6. Variable-Interest Entities     Under the provisions for the consolidation of variable-interest entities in ASC 810-10, during 2015 the Partnership consolidated the assets, liabilities, and results of operations of the Management Company, the entity that performs property management services and holds various management agreements with the Partnership, Harvest and third parties. In prior reporting periods, the Partnership had a 51% interest in the Management Company. As a result of this ownership position, the Partnership determined that it was the primary beneficiary of this variable-interest entity because the Partnership had the power to direct the activities that most significantly impacted the entity’s economic performance. With the January 1, 2016 Assignment Agreement, the Partnership’s 51% interest in the Management Company was assigned to an affiliate of Holiday Acquisition, at which point the Partnership no longer had any interest in the Management Company. The Partnership has no remaining obligation to absorb losses or the right to receive residual returns of the Management Company. Additionally, the Partnership does not have the power to direct activities of the Management Company. Consequently, the Partnership removed the assets, liabilities, equity, and results of operations related to the Management Company as of the transaction date. No gain or loss was recorded on the assignment because the interest was assigned to an entity under common control with the Partnership. Prior year results of operations related to the Management Company have been reclassified to discontinued operations, as exit from this business represented a strategic shift that had a major effect on the partnerships operations and financial results (see Note 9).

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 21 6. Variable-Interest Entities (continued) The Partnership’s consolidated balance sheet as of December 31, 2015, includes the following amounts for the Management Company: 2015 Assets Equipment, net $ 577 Cash and cash equivalents 9,340 Prepaid expenses and other assets, net 13,714 Total assets $ 23,631 Liabilities and equity Accounts payable and accrued expenses $ 22,040 Due to affiliate 10,731 Total liabilities 32,771 Equity: Member’s equity 9,735 Non-controlling interest (18,875) Total equity (9,140) Total liabilities and equity $ 23,631 7. Insurance The Partnership and its affiliates obtain various insurance coverages from commercial carriers at stated amounts as defined in the applicable policies. Losses related to deductible amounts are accrued based on management’s estimate of expected losses plus incurred but not reported claims. Premiums and losses are allocated to the Partnership and its affiliates based on an allocation derived by the number of units and previous claims experience which management believes are reasonable. As of December 31, 2016 and 2015, the Partnership accrued $1,561 and $10,065, respectively, for the expected future payment of deductible amounts specific to the Partnership, which is included in accounts payable and accrued expenses in the accompanying consolidated balance sheets. Upon assignment of the Management Company $8,841 of the $10,065 December 31, 2015 balance was no longer an obligation of the Partnership.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 22 8. Commitments and Contingencies In the normal course of business, the Partnership is involved in legal actions arising from the ownership and operation of the business. In management’s opinion, the liabilities, if any, that may ultimately result from such legal actions are not expected to have a material adverse effect in the consolidated financial position, operations or liquidity of the Partnership. 9. Discontinued Operations The Partnership reports discontinued operations when the disposal of an entity, or a component of an entity, are considered a strategic shift and meet the criteria set forth by ASC 205, Discontinued Operations. The Partnership includes all results of these discontinued operations in a separate component of income in the consolidated statements of operations. This treatment resulted in the retrospective adjustment of the consolidated statements of operations for the years ended December 31, 2015 and 2014. Income from discontinued operations for the years ended December 31, 2015 and 2014, includes operations from the Management Company (See Note 1). The following is a summary of the components of loss from discontinued operations for the years ended December 31, 2015 and 2014: 2015 2014 Resident fees $ (8,895) $ - Management fee revenue 36,176 753 Facility operating expenses (151) - General and administrative expenses (51,113) (1,042) Depreciation and amortization (103) - Net loss from discontinued operations $ (24,086) $ (289) Net loss attributable to non-controlling interest $ (18,875) $ -

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 23 9. Discontinued Operations (continued) In 2015, the Management Company provided management services to Harvest (see Note 1) and 99 communities owned by third parties. During 2014, the Management Company managed four third-party owned communities. As the Management Company was transferred January 1, 2016, there are no discontinued operations for the year ended December 31, 2016. 10. Related Party Effective January 1, 2016, the Partnership discontinued its property management business by executing the Assignment Agreement. As a result, the Partnership is managed by a related party and began recognizing management fee expense for the services provided by a related party in accordance with the terms of the management contracts. For the year ended December 31, 2016, the Partnership recognized $23.7 million of management fee expense which is included in general and administrative expense in the consolidated statement of operations. For the year ended December 31, 2016, the Partnership recognized resident fees of $8.7 million from units leased to the Management Company. The Partnership settles amounts with related parties in cash on a monthly basis. As of December 31, 2016, the Partnership has a net payable of $0.1 million for services provided by the Management Company. For the year ended December 31, 2015, management fees of $23.3 million, are included in general and administrative expense in the consolidated statement of operations because the related management fee income, which had previously eliminated these management fees, is now reflected in discontinued operations. Resident fees of $8.9 million for the year ended December 31, 2015, are recognized in resident fees in the consolidated statement of operations because the related resident fee expense, which had previously eliminated these resident fees, is now reflected in discontinued operations. As of December 31, 2015, the Partnership had a net payable of $0.0 million for services provided by the Management Company. On January 1, 2015, the Management Company entered into an agreement to provide property management services as an independent contractor to Harvest in exchange for a fee equal to 7% of monthly gross revenues of the Harvest communities plus reimbursements of certain general and administrative costs that the Management Company incurred on behalf of Harvest. In connection with the Assignment Agreement, the Partnership reclassified $24.6 million of management fees and $7.2 million of general and administrative expense reimbursements from Harvest for the year ended December 31, 2015 to discontinued operations (See Note 9). As of December 31, 2016 and 2015, the Partnership had a receivable due from Harvest of $0.0 million and $15.4 million, respectively, which related to general and administrative expense reimbursement.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 24 10. Related Party (continued) On January 1, 2015, Harvest and the Management Company entered into a note for approximately $10.6 million in consideration for the transfer of most of Harvest’s employees to the Management Company. The note was due on December 29, 2019, and bore interest equal to 1.72%. On January 1, 2016, the note and related interest expense were transferred to an affiliate in connection with the Assignment Agreement. As of December 31, 2016 and December 31, 2015, the outstanding principal balance of $0 million and $10.6 million, respectively, was included in due to affiliate in the consolidated balance sheets. In connection with the 2014 services agreement with Harvest, the Partnership recognized $31.2 million of general and administrative expense on the Statement of Operations for the year ended December 31, 2014. 11. Subsequent Events The Partnership has evaluated its subsequent events through February 17, 2017, the date the Partnership’s consolidated financial statements for the year ended December 31, 2016, were available for issuance. No subsequent events occurred which required accrual or disclosure in the consolidated financial statements.